1 Supplemental Information Q2 FISCAL YEAR 2024

Revenue Composition

($ in thousands)	Quarter Ended								
	March 31, 2024	December 31, 2023	September 30, 2023	June 30, 2023	March 31, 2023	December 31, 2022	September 30, 2022	June 30, 2022	March 31, 2022
Software and related service revenue									
SaaS[1]	$ 10,843	$ 10,453	$ 10,864	$ 10,170	$ 9,901	$ 9,230	$ 8,833	$ 8,450	$ 7,899
Transaction-based[2]	3,656	3,776	3,827	3,461	3,319	3,331	3,137	3,253	2,642
Maintenance[3]	7,917	8,257	7,986	8,478	8,140	7,417	5,600	5,720	5,672
Recurring software services[4]	11,925	10,859	10,966	11,804	11,266	10,164	10,945	10,768	11,107
Professional services[5]	9,882	9,622	11,443	10,600	11,202	9,775	8,492	8,743	8,251
Software licenses	1,434	655	3,256	2,755	3,479	1,197	3,485	2,072	3,401
Total	$ 45,657	$ 43,622	$ 48,342	$ 47,268	$ 47,307	$ 41,114	$ 40,492	$ 39,006	$ 38,972
Year-over-year growth	*(3)%*	*6%*	*19%*	*21%*	*21%*				
Payments revenue	$ 44,434	$ 43,995	$ 42,601	$ 41,990	$ 41,909	$ 40,354	$ 39,775	$ 36,683	$ 34,528
Year-over-year growth	*6%*	*9%*	*7%*	*14%*	*21%*				
Other revenue									
Recurring[6]	$ 1,853	$ 1,890	$ 1,992	$ 1,956	$ 1,880	$ 2,045	$ 2,001	$ 1,792	$ 1,780
Other	2,598	2,483	3,472	2,717	2,776	2,516	2,982	3,072	2,840
Total	$ 4,451	$ 4,373	$ 5,464	$ 4,673	$ 4,656	$ 4,561	$ 4,983	$ 4,864	$ 4,620
Year-over-year growth	*(4)%*	*(4)%*	*10%*	*(4)%*	*1%*				
Total revenue	$ 94,542	$ 91,990	$ 96,407	$ 93,931	$ 93,872	$ 86,029	$ 85,250	$ 80,553	$ 78,120
Recurring revenue[7]	$ 80,628	$ 79,230	$ 78,236	$ 77,859	$ 76,415	$ 72,541	$ 70,291	$ 66,666	$ 63,628
Annualized Recurring Revenue "ARR"[8]									
Software and related service revenue	$ 137,362	$ 133,380	$ 134,572	$ 135,652	$ 130,504	$ 120,568	$ 114,060	$ 112,764	$ 109,280
Payments revenue	177,738	175,980	170,404	167,960	167,636	161,416	159,100	146,732	138,112
Other revenue	7,411	7,560	7,968	7,824	7,520	8,180	8,004	7,168	7,120
Total ARR	$ 322,510	$ 316,920	$ 312,944	$ 311,436	$ 305,660	$ 290,164	$ 281,164	$ 266,664	$ 254,512
Year-over-year growth	*6%*	*9%*	*11%*	*17%*	*20%*				

See footnotes continued on the next slide.

i3 VERTICALS
2

3 1.) SaaS revenue is earned when we provide, as a service to our customers over time, the right to access our software, generally hosted in a cloud environment. 2.) Transaction-based software revenue is earned when we provide services through our software and charge a per-transaction fee. For example, when we provide electronic filing services for courts and charge fees per filing, or when we stand-ready to process and bill utility customers and charge the utility a fee per bill electronically presented. 3.) Software maintenance revenue is earned when, following the implementation of our software systems, we provide ongoing software support services to assist our customers in operating the systems and to periodically update the software. 4.) Recurring software services are earned when we provide long-term, usually evergreen, contracted services to our customers through our software. The services provided, such as healthcare revenue cycle management, or automated collections management, are integrated into one of our software solutions. 5.) Professional services are earned when we provide customized services to our customers who utilize our software products. Many of our customers contract with us for installation, configuration, training, and data conversion projects, which do not necessarily recur, and as such are excluded from our calculation of ARR. 6.) Recurring other revenue primarily consists of recurring long-term contracts that are not specific to software, such as hardware maintenance plans or field service plans. 7.) Recurring revenue consists of software-as-a-service (“SaaS”) arrangements, transaction-based software-revenue, software maintenance revenue, recurring software-based services, payments revenue and other recurring revenue sources. This excludes contracts that are not recurring or are one-time in nature. 8.) Annualized Recurring Revenue (“ARR”) is the quarterly recurring revenue multiplied by 4. The Company focuses on ARR because it helps to assess the health and trajectory of the business. ARR does not have a standardized definition and is therefore unlikely to be comparable to similarly titled measures presented by other companies. It should be reviewed independently of revenue and it is not a forecast. It does not contemplate seasonality. The active contracts at the end of a reporting period used in calculating ARR may or may not be extended or renewed by the Company’s customers. Annualized Recurring Revenue (“ARR”)

Q2 Fiscal 2024 GAAP Measures

The following is our income (loss) from operations for the three and six months ended March 31, 2024 and 2023 calculated in accordance with GAAP. The presentation also includes references to non-GAAP financial measures presented by the Company. The Company believes that the non-GAAP financial measures presented by the Company provide useful information to investors in understanding and evaluating the Company's ongoing operating results. Accordingly, the Company includes such non-GAAP financial measures when reporting its financial results to shareholders and potential investors in order to provide them with an additional tool to evaluate the Company's ongoing business operations. The Company believes that these non-GAAP financial measures are representative of comparative financial performance that reflects the economic substance of the Company's current and ongoing business operations.

Although these non-GAAP financial measures assist in measuring the Company's operating results and assessing its financial performance, they are not necessarily comparable to similarly titled measures of other companies due to potential inconsistencies in the method of calculation. The Company believes that the disclosure of these non-GAAP financial measures provides investors with important key financial performance indicators that are utilized by management to assess the Company's operating results, evaluate the business and make operational decisions on a prospective, going-forward basis. Hence, management provides disclosure of these non-GAAP financial measures to give shareholders and potential investors an opportunity to see the Company as viewed by management, to assess the Company with some of the same tools that management utilizes internally and to be able to compare such information with prior periods. The Company believes that disclosure of these non-GAAP financial measures provides investors with additional information to help them better understand its financial statements just as management utilizes these non-GAAP financial measures to better understand the business, manage budgets and allocate resources.

($ in thousands)	Three Months Ended March 31, 2024				Three Months Ended March 31, 2023			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 14,064	$ 7,656	$ (12,299)	$ 9,421	$ 13,218	$ 5,774	$ (13,548)	$ 5,444

($ in thousands)	Six Months Ended March 31, 2024				Six Months Ended March 31, 2023			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 27,404	$ 15,789	$ (25,240)	$ 17,953	$ 24,432	$ 12,791	$ (25,941)	$ 11,282

i3 VERTICALS 4

5 Q2 Fiscal 2024 Segment Performance(1) ($ in thousands) Three Months Ended March 31, Period over period growth2024 2023 Revenue Software and Services $ 59,483 $ 60,797 (2)% Merchant Services 35,075 33,094 6% Other (16) (19) (16)% Total $ 94,542 $ 93,872 1% Adjusted EBITDA(2) Software and Services $ 20,940 $ 22,075 (5)% Merchant Services 10,140 8,610 18% Other (5,283) (5,976) 12% Total $ 25,797 $ 24,709 4% Volume Software and Services $ 851,241 $ 716,426 19% Merchant Services 5,437,316 5,243,622 4% Total $ 6,288,557 $ 5,960,048 6% 1.) i3 Verticals has two segments, "Software and Services" and “Merchant Services.” i3 Verticals also has an “Other” category, which includes corporate overhead. 2.) Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

6 Q2 YTD Fiscal 2024 Segment Performance(1) ($ in thousands) Six Months Ended March 31, Period over period growth2024 2023 Revenue Software and Services $ 116,072 $ 114,010 2% Merchant Services 70,497 65,928 7% Other (37) (37) —% Total $ 186,532 $ 179,901 4% Adjusted EBITDA(2) Software and Services $ 41,107 $ 40,937 —% Merchant Services 20,848 17,994 16% Other (10,997) (10,617) (4)% Total $ 50,958 $ 48,314 5% Volume Software and Services $ 1,633,100 $ 1,368,602 19% Merchant Services 10,888,614 10,505,461 4% Total $ 12,521,714 $ 11,874,063 5% 1.) i3 Verticals has two segments, "Software and Services" and “Merchant Services.” i3 Verticals also has an “Other” category, which includes corporate overhead. 2.) Adjusted EBITDA is a non-GAAP financial measure. Refer to the following slides for the reconciliation of non-GAAP financial measures.

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our quarterly income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Three Months Ended March 31, 2024				Three Months Ended March 31, 2023			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 14,064	$ 7,656	$ (12,299)	$ 9,421	$ 13,218	$ 5,774	$ (13,548)	$ 5,444
Interest expense, net	—	36	7,714	7,750	—	—	6,199	6,199
Other income	—	—	(2,257)	(2,257)	—	—	—	—
(Benefit from) provision for income taxes	(29)	—	609	580	—	—	(563)	(563)
Net income (loss)	14,093	7,620	(18,365)	3,348	13,218	5,774	(19,184)	(192)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	(29)	—	609	580	—	—	(563)	(563)
Non-cash change in fair value of contingent consideration[1]	(290)	—	—	(290)	2,279	—	—	2,279
Equity-based compensation[2]	—	—	5,777	5,777	—	—	6,802	6,802
M&A-related expenses[3]	—	—	714	714	—	—	358	358
Acquisition intangible amortization[4]	4,943	2,008	237	7,188	5,264	2,009	—	7,273
Non-cash interest[5]	—	—	262	262	—	—	368	368
Other taxes[6]	28	16	62	106	50	490	271	811
Net gain on exchangeable note repurchases and related transactions[7]	—	—	(2,257)	(2,257)	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	18,745	9,644	(12,961)	15,428	20,811	8,273	(11,948)	17,136
Pro forma taxes at effective tax rate[8]	(4,685)	(2,410)	3,238	(3,857)	(5,203)	(2,068)	2,987	(4,284)
Pro forma adjusted net income (loss)[9]	14,060	7,234	(9,723)	11,571	15,608	6,205	(8,961)	12,852
Plus:								
Cash interest expense, net[10]	—	36	7,452	7,488	—	—	5,831	5,831
Pro forma taxes at effective tax rate[8]	4,685	2,410	(3,238)	3,857	5,203	2,068	(2,987)	4,284
Depreciation and internally developed software amortization[11]	2,195	460	226	2,881	1,264	337	141	1,742
Adjusted EBITDA[12]	$ 20,940	$ 10,140	$ (5,283)	$ 25,797	$ 22,075	$ 8,610	$ (5,976)	$ 24,709

See footnotes continued on the next slide.

i3 VERTICALS

7

8 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which expenses we believe are not reflective of the underlying operational performance of the Company. This also includes financing costs related to the administration of our exchangeable notes. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 7.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024. 8.) Pro forma corporate income tax expense is based on non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 9.) Pro forma adjusted net income represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. 10.) Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 11.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 12.) Represents a non-GAAP financial measure. Reconciliation of Non-GAAP Financial Measures

Reconciliation of Non-GAAP Financial Measures

The reconciliation of our fiscal year to date income (loss) from operations to non-GAAP pro forma adjusted net income and non-GAAP adjusted EBITDA excluding acquisition revenue adjustments is as follows:

($ in thousands)	Six Months Ended March 31, 2024				Six Months Ended March 31, 2023			
	Software and Services	Merchant Services	Other	Total	Software and Services	Merchant Services	Other	Total
Income (loss) from operations	$ 27,404	$ 15,789	$ (25,240)	$ 17,953	$ 24,432	$ 12,791	$ (25,941)	$ 11,282
Interest expense, net	7	56	14,394	14,457	—	—	11,689	11,689
Other income	107	—	(2,257)	(2,150)	—	—	(203)	(203)
(Benefit from) provision for income taxes	(24)	—	786	762	—	—	(181)	(181)
Net income (loss)	27,314	15,733	(38,163)	4,884	24,432	12,791	(37,246)	(23)
Non-GAAP Adjustments:								
(Benefit from) provision for income taxes	(24)	—	786	762	—	—	(181)	(181)
Non-cash change in fair value of contingent consideration[1]	(527)	—	—	(527)	3,709	13	—	3,722
Equity-based compensation[2]	—	—	12,285	12,285	—	—	13,648	13,648
M&A-related expenses[3]	—	—	958	958	—	—	1,085	1,085
Acquisition intangible amortization[4]	9,911	3,947	475	14,333	9,965	4,040	—	14,005
Non-cash interest[5]	—	—	676	676	—	—	729	729
Other taxes[6]	66	310	105	481	59	495	332	886
Net gain on exchangeable note repurchases and related transactions[7]	—	—	(2,257)	(2,257)	—	—	—	—
Gain on investment[8]	—	—	—	—	—	—	(203)	(203)
Loss on disposal of property and equipment[9]	107	—	—	107	—	—	—	—
Non-GAAP adjusted income (loss) before taxes	36,847	19,990	(25,135)	31,702	38,165	17,339	(21,836)	33,668
Pro forma taxes at effective tax rate[10]	(9,211)	(4,997)	6,282	(7,926)	(9,542)	(4,335)	5,460	(8,417)
Pro forma adjusted net income (loss)[11]	27,636	14,993	(18,853)	23,776	28,623	13,004	(16,376)	25,251
Plus:								
Cash interest expense, net[12]	7	56	13,718	13,781	—	—	10,960	10,960
Pro forma taxes at effective tax rate[10]	9,211	4,997	(6,282)	7,926	9,542	4,335	(5,460)	8,417
Depreciation and internally developed software amortization[13]	4,253	802	420	5,475	2,772	655	259	3,686
Adjusted EBITDA[14]	$ 41,107	$ 20,848	$ (10,997)	$ 50,958	$ 40,937	$ 17,994	$ (10,617)	$ 48,314

See footnotes continued on the next slide.

3VERTICALS
9

10 1.) Non-cash change in fair value of contingent consideration reflects the changes in management’s estimates of future cash consideration to be paid in connection with prior acquisitions from the amount estimated as of the later of the most recent balance sheet date forming the beginning of the income statement period or the original estimates made at the closing of the applicable acquisition. 2.) Equity-based compensation expense related to stock options and restricted stock units issued under the Company's 2018 Equity Incentive Plan and 2020 Acquisition Equity Incentive Plan. 3.) M&A-related expenses are the professional service and related costs directly related to any merger, acquisition and disposition activity of the Company, which expenses we believe are not reflective of the underlying operational performance of the Company. This also includes financing costs related to the administration of our exchangeable notes. 4.) Acquisition intangible amortization reflects amortization of intangible assets and software acquired through business combinations, acquired customer portfolios, acquired referral agreements and related asset acquisitions. 5.) Non-cash interest expense reflects amortization of debt issuance costs and any write-offs of debt issuance costs. 6.) Other taxes consist of franchise taxes, commercial activity taxes, reserves for ongoing tax audit matters, the employer portion of payroll taxes related to stock option exercises and other non-income-based taxes. Taxes related to salaries are not included. 7.) Net gain on exchangeable note repurchases and related transactions reflects the gain on repurchases of exchangeable notes and warrant unwinds, net of the loss on sale of bond hedge unwinds, which occurred during the three months ended March 31, 2024. 8.) Gain on investment reflects contingent consideration received for an investment that was sold in a prior year. 9.) Loss on disposal of property and equipment is related to the sale of a building purchased through an acquisition. 10.) Pro forma corporate income tax expense is based on non-GAAP adjusted income before taxes and is calculated using a tax rate of 25.0% for both 2024 and 2023, based on blended federal and state tax rates. 11.) Pro forma adjusted net income represents a non-GAAP financial measure and assumes that all net income during the period is available to the holders of the Company's Class A common stock. 12.) Cash interest expense, net represents all interest expense net of interest income recorded on the Company's statement of operations other than non-cash interest expense, which represents amortization of debt issuance costs and any write-offs of debt issuance costs. 13.) Depreciation and internally developed software amortization reflects depreciation on the Company's property, plant and equipment, net, and amortization expense on its internally developed capitalized software. 14.) Represents a non-GAAP financial measure. Reconciliation of Non-GAAP Financial Measures

11 ($ in millions) As of March 31, 2024 Revolving lines of credit to banks under the 2023 Senior Secured Credit Facility $ 346.2 1% Exchangeable Senior Notes due 2025 26.2 Less: Cash and Cash Equivalents (3.1) Total debt for use in our Total Leverage Ratio $ 369.3 Reconciliation Between GAAP Debt and Covenant Debt The reconciliation of our GAAP debt, before issuance costs, and the debt balance used in our Total Leverage Ratio is as follows: